EXETER FUND, INC.

                             ARTICLES SUPPLEMENTARY

     EXETER FUND, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1100 Chase Square, Rochester, New York 14604, does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940. At a meeting held on January 30, 2003 the Board of Directors of the Corporation adopted a resolution authorizing the termination of the PureMark Series portfolios of the Fund and reclassifying their authorized and unissued shares under Maryland Law.

     SECOND: Immediately before the dissolution of the PureMark Series and upon filing for record these Articles Supplementary, the Corporation has authority to issue one billion, seven hundred million (1,700,000,000) shares of the Corporation, par value ($0.01), having an aggregate par value of seventeen million ($17,000,000) dollars and designated and classified as follows:





TYPE OF SHARES                                    NUMBER
Small Cap Series Class A                     37,500,000 shares
Small Cap Series Class B                      2,500,000 shares
Small Cap Series Class C                      5,000,000 shares
Small Cap Series Class D                      2,500,000 shares
Small Cap Series Class E                      2,500,000 shares
Pro-Blend Maximum Term Series Class A        75,000,000 shares
Pro-Blend Maximum Term Series Class B         5,000,000 shares
Pro-Blend Maximum Term Series Class C        10,000,000 shares
Pro-Blend Maximum Term Series Class D         5,000,000 shares
Pro-Blend Maximum Term Series Class E         5,000,000 shares
Commodity Series Class A                     30,000,000 shares
Technology Series Class A                    50,000,000 shares
Pro-Blend Conservative Term Series Class A   37,500,000 shares
Pro-Blend Conservative Term Series B          2,500,000 shares
Pro-Blend Conservative Term Series C          5,000,000 shares
Pro-Blend Conservative Term Series D          2,500,000 shares
Pro-Blend Conservative Term Series E          2,500,000 shares
High Yield Bond Series Class A               20,000,000 shares
International Series Class A                 50,000,000 shares
Tax Managed Series Class A                   37,500,000 shares
Tax Managed Series Class B                    2,500,000 shares
Tax Managed Series Class C                    5,000,000 shares
Tax Managed Series Class D                    2,500,000 shares
Tax Managed Series Class E                    2,500,000 shares
Life Sciences Series Class A                 50,000,000 shares
Global Fixed Income Series Class A           50,000,000 shares
Pro-Blend Moderate Term Series Class A       37,500,000 shares
Pro-Blend Moderate Term Series Class B        2,500,000 shares
Pro-Blend Moderate Term Series Class C        5,000,000 shares
Pro-Blend Moderate Term Series Class D        2,500,000 shares
Pro-Blend Moderate Term Series Class E       20,000,000 shares
Pro-Blend Extended Term Series Class A       37,500,000 shares
Pro-Blend Extended Term Series Class B        2,500,000 shares
Pro-Blend Extended Term Series Class C        5,000,000 shares
Pro-Blend Extended Term Series Class D        2,500,000 shares
Pro-Blend Extended Term Series Class E       20,000,000 shares
New York Tax Exempt Series Class A           50,000,000 shares
Ohio Tax Exempt Series Class A               50,000,000 shares
Diversified Tax Exempt Series Class A        50,000,000 shares
World Opportunities Series Class A           37,500,000 shares
World Opportunities Series Class B            2,500,000 shares
World Opportunities Series Class C            5,000,000 shares
World Opportunities Series Class D            2,500,000 shares
World Opportunities Series Class E            2,500,000 shares
PureMarksm Series Class A                    37,500,000 shares
PureMarksm Series Class B                     2,500,000 shares
PureMarksm Series Class C                     5,000,000 shares
PureMarksm Series Class D                     2,500,000 shares
PureMarksm Series Class E                    10,000,000 shares
Equity Series Class A                        75,000,000 shares
Overseas Series Class A                      50,000,000 shares
Unclassified                                682,500,000 shares


     THIRD: Immediately after the termination of the PureMark Series and upon filing for record these Articles Supplementary, the Corporation has authority to issue one billion, seven hundred million (1,700,000,000) shares of the Corporation, par value ($0.01), having an aggregate par value of seventeen million ($17,000,000) dollars designated and classified as follows:





TYPE OF SHARES                                    NUMBER
Small Cap Series Class A                     37,500,000 shares
Small Cap Series Class B                      2,500,000 shares
Small Cap Series Class C                      5,000,000 shares
Small Cap Series Class D                      2,500,000 shares
Small Cap Series Class E                      2,500,000 shares
Pro-Blend Maximum Term Series Class A        75,000,000 shares
Pro-Blend Maximum Term Series Class B         5,000,000 shares
Pro-Blend Maximum Term Series Class C        10,000,000 shares
Pro-Blend Maximum Term Series Class D         5,000,000 shares
Pro-Blend Maximum Term Series Class E         5,000,000 shares
Commodity Series Class A                     30,000,000 shares
Technology Series Class A                    50,000,000 shares
Pro-Blend Conservative Term Series Class A   37,500,000 shares
Pro-Blend Conservative Term Series B          2,500,000 shares
Pro-Blend Conservative Term Series C          5,000,000 shares
Pro-Blend Conservative Term Series D          2,500,000 shares
Pro-Blend Conservative Term Series E          2,500,000 shares
High Yield Bond Series Class A               20,000,000 shares
International Series Class A                 50,000,000 shares
Tax Managed Series Class A                   37,500,000 shares
Tax Managed Series Class B                    2,500,000 shares
Tax Managed Series Class C                    5,000,000 shares
Tax Managed Series Class D                    2,500,000 shares
Tax Managed Series Class E                    2,500,000 shares
Life Sciences Series Class A                 50,000,000 shares
Global Fixed Income Series Class A           50,000,000 shares
Pro-Blend Moderate Term Series Class A       37,500,000 shares
Pro-Blend Moderate Term Series Class B        2,500,000 shares
Pro-Blend Moderate Term Series Class C        5,000,000 shares
Pro-Blend Moderate Term Series Class D        2,500,000 shares
Pro-Blend Moderate Term Series Class E       20,000,000 shares
Pro-Blend Extended Term Series Class A       37,500,000 shares
Pro-Blend Extended Term Series Class B        2,500,000 shares
Pro-Blend Extended Term Series Class C        5,000,000 shares
Pro-Blend Extended Term Series Class D        2,500,000 shares
Pro-Blend Extended Term Series Class E       20,000,000 shares
New York Tax Exempt Series Class A           50,000,000 shares
Ohio Tax Exempt Series Class A               50,000,000 shares
Diversified Tax Exempt Series Class A        50,000,000 shares
World Opportunities Series Class A           37,500,000 shares
World Opportunities Series Class B            2,500,000 shares
World Opportunities Series Class C            5,000,000 shares
World Opportunities Series Class D            2,500,000 shares
World Opportunities Series Class E            2,500,000 shares
Equity Series Class A                        75,000,000 shares
Overseas Series Class A                      50,000,000 shares
Unclassified                                740,000,000 shares


     FOURTH: The officers of the Corporation be, and each of them hereby is, authorized and empowered to execute, seal and deliver any and all documents, instruments, papers and writings, including but not limited to Articles Supplementary to be filed with the State Department of Assessments and Taxation of Maryland, and to do any and all other acts, in the name of the Corporation and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions.

     FIFTH: The officers of the Fund be, and they hereby are, authorized to do any and all acts as may be necessary to cause the aforementioned shares to be registered with the Securities & Exchange Commission and any state authorities.

     SIXTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

     IN WITNESS WHEREOF, EXETER FUND, INC. has caused these Articles presents to be signed in its name and on its behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 25th day of April, 2003.


                              EXETER FUND, INC.



                              By: /s/ B. Reuben Auspitz
                                   B. Reuben Auspitz
                                   Vice President

[SEAL]

Attest:


/s/ Jodi L. Hedberg
Jodi L. Hedberg
Secretary


I, Jodi L. Hedberg, Corporate Secretary, hereby acknowledge on behalf of Exeter Fund, Inc. that the foregoing Articles Supplementary are the corporate act of said corporation under the penalties of perjury. Md C&A Section 1-301


/s/ Jodi L. Hedberg
Jodi L. Hedberg
Secretary